UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                December 20, 2005
                           ---------------------------
                                (Date of Report)

                         NANOSCIENCE TECHNOLOGIES, INC.
                 -----------------------------------------------
             (Exact name of registrant as specified in its charter)

           Nevada                        0-26067                 87-0571300
----------------------------          ------------          -------------------
(State or other jurisdiction          (Commission             (IRS Employer
     of incorporation)                File Number)          Identification No.)

              45 Rockefeller Plaza - Suite 2000, New York, NY 10111
         ---------------------------------------------------------------
                    (Address of principal executive offices)

                                 (212) 332-3443
                              ---------------------
              (Registrant's telephone number, including area code)

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Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT/

Item 3.02 UNREGISTERED SALE OF EQUITY SECURITIES/

      On December 14, 2004, Registrant entered into a Securities Purchase Agreement (the "SECURITIES PURCHASE AGREEMENT") with Highgate House Funds, Ltd. (the "Investor"), pursuant to which Registrant agreed to issue and sell to the Investor in a private placement transaction, at two separate closings, (i) 8% secured convertible debentures (the "Debentures") in the aggregate principal amount of $1,690,359.20 at two separate closings, and (ii) a warrant to purchase 100,000 shares (the "WARRANT SHARES") of common stock, par value $0.001 per share of Registrant ("COMMON STOCK") at an exercise price of $0.01 per share of Common Stock and which shall remain exercisable for a period of three years from its date of issuance.

      On December 14, 2004, there was a first closing under the Securities Purchase Agreement at which Debentures in the principal amount of $1,370,359.20 (the "Tranche 1 Debentures") and the Warrant were issued and sold to the Investor resulting in gross proceeds to Registrant of $1,370,359.20. Of such gross proceeds, $1,050,359.20 was paid to the Investor in full repayment and satisfaction of Registrant's 5% Secured Convertible Debentures due April 28, 2008 that were originally issued to Investor and Montgomery Equity Partners, Ltd. (who subsequently assigned such debentures to the Investor). Of the remaining $320,000 of gross proceeds from the sale of Debentures at the initial closing, $32,000 was paid to the Investor as a fee and $77,407.27 was paid in satisfaction of legal fees, with the remainder available to Registrant for working capital and general corporate purposes.

      The second closing for the sale of Debentures having an aggregate principal amount of $320,000 is scheduled to occur two business days after the date on which Registrant provides to the Investor audited financial statements for the fiscal year ended September 30, 2005. The proceeds from such sale, after payment of a 10% fee to the Investor shall be used by Registrant for working capital and general corporate purposes.

      The Debentures have a maturity date of December 14, 2008 and accrue interest at the rate of eight percent (8.0%) per annum, payable at the Maturity Date, unless converted in accordance with the terms of the Debentures. Each Debenture is convertible, at the option of the Investor, into shares of Common Stock (collectively, the "CONVERSION SHARES"), at a conversion price equal to the lower of (i) $1.20 and (ii) 80% of the lowest closing bid price for the Common Stock for the five trading days immediately preceding the date of conversion (the "CONVERSION PRICE"). The Conversion Price is subject to weighted average anti-dilution adjustments as set forth in the Debentures.

      The Debentures may be redeemed by Registrant at a redemption price equal to one hundred twenty percent (120%) of the amount redeemed plus accrued and unpaid interest thereon upon three business days advance notice to the holder; provided, however, such redemption right is available to Registrant only if the closing bid price of the Common Stock (as defined in the Securities Purchase Agreement) is less than the Conversion Price for five (5) trading days immediately prior to the delivery date of the redemption notice to the holder.

      In connection with the issue and sale of the Debentures and the Warrant, Registrant delivered 7,171,000 shares of Common Stock to Gottbetter & Partners, LLC, as escrow agent, to be held in escrow for delivery upon proper conversion, from time to time, of the Debentures and/or the Warrant, in each case in accordance with their respective terms.

      Registrant is obligated pursuant to the terms of an Investor Registration Rights Agreement dated as of December 14, 2005 to prepare and file with the Securities and Exchange Commission (the "SEC") by January 13, 2006, and cause to be declared effective by the SEC, a registration statement covering the registration for the resale by the Investor of the Conversion Shares and the Warrant Shares. Registrant is obligated to maintain the effectiveness of this registration statement until either all of the registrable securities are eligible to be sold pursuant to Rule 144(k) or the date on which the investor shall have sold all of the Common Stock covered by such registration statement, whichever period is shorter. In the event such registration statement is not filed by the scheduled filing deadline or is not declared effective by the SEC no later than 90 days after the date filed or, if earlier, 120 days from the closing date, or if after the registration statement has been declared effective by the SEC, sales cannot be made pursuant to the registration statement, Registrant will be obligated to pay as liquidated damages to the holder, at the holder's option, either a cash amount or shares of Registrant's common stock within three business days after demand therefore, equal to 2% of the liquidated value of the Convertible debentures outstanding as liquidated damages for each 30-day period after the relevant deadline until the filing or effectiveness requirement is satisfied.

Item 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT/

      On December 14, 2005, pursuant to the Securities Purchase Agreement, and the corresponding transaction documents, the Registrant and Cornell Capital Partners, LP ("CORNELL") terminated the (i) Standby Equity Distribution Agreement; (ii) Registration Rights Agreement; (iii) Escrow Agreement; and (iv) Placement Agent Agreement, all of which are dated December 13, 2004 (collectively, the "TRANSACTION DOCUMENTS") and the respective rights and obligations contained therein. As a result of this termination, none of the parties to any of the Transaction Documents shall have any rights or obligations under or with respect to the Transaction Documents. Cornell shall retain any and all fees set forth in Section 12 of the Standby Equity Distribution Agreement, which have previously been paid. Cornell shall also retain the portion of the commitment fee consisting of One Hundred Twenty Five Thousand (125,000) shares of common stock of the Company, which shall have "piggy-back" registration rights.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      c) Exhibits

         Exhibit 4.01 Securities Purchase Agreement dated as of December 14, 2005 by and between Registrant and Highgate House Funds, Ltd.

         Exhibit 4.02 Amended and Restated Security Agreement dated as of December 14, 2005 by and between Registrant and Highgate House Funds, Ltd.

         Exhibit 4.03 Investor Registration Rights Agreement dated as of December 14, 2005 by and between Registrant and Highgate House Funds, Ltd.

         Exhibit 4.04 Escrow Agreement dated as of December 14, 2005 by and among Registrant, Highgate House Funds, Ltd. and Gottbetter & Partners, LLP, as Escrow Agent.

         Exhibit 4.05 Escrow Shares Escrow Agreement dated as of December 14, 2005 by and among Registrant, Highgate House Funds, Ltd. and Gottbetter & Partners, LLP, as Escrow Agent.

         Exhibit 4.06 Irrevocable Transfer Agent Instructions dated as of December 14, 2005 by and between Registrant and Interstate Transfer Trust.

         Exhibit 4.07 Warrant registered in the name of Highgate House Funds, Ltd. dated December 14, 2005 to purchase 100,000 shares of common stock of Registrant issued pursuant to the Securities Purchase Agreement.

         Exhibit 4.08 8% Secured Convertible Debenture in favor of Highgate House Funds, Ltd.

         Exhibit 4.09 8% Secured Convertible Debenture in favor of Highgate House Funds, Ltd.

         Exhibit 10.01 Payment Direction Letter dated December 14, 2005 by Registrant.

         Exhibit 10.02 Termination Agreement dated as of December 14, 2005 by and between Registrant and Cornell Capital Partners, LP

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date: December 20, 2005

                                                  Nanoscience Technologies, Inc.

                                                  By: /s/ David Rector
                                                      -------------------------
                                                      David Rector
                                                      Chief Operating Officer